UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE

ACT OF 1934

Date of Report (Date of earliest event reported) November 9, 2004

PACER INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Commission file number 000-49828

Tennessee	62-0935669
(State or other jurisdiction of incorporation)	(I.R.S. employer identification no.)

2300 Clayton Road, Suite 1200

Concord, CA 94520

Telephone Number (877) 917-2237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

ITEM 1.01 Entry into a Material Definitive Agreement

Attached as Exhibit 1 is the underwriting agreement between UBS Securities LLC (the “Underwriter”), Pacer International, Inc. and Apollo Investment Fund IV, L.P., Coyote Acquisition LLC and Coyote Acquisition II LLC (collectively, the “Selling Stockholders”) pursuant to which the Selling Stockholders have agreed to sell 4,702,893 shares of common stock of Pacer International, Inc. to the Underwriter. The common stock is registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement (Registration No. 333-111754) of Pacer International, Inc. The closing for the transaction is scheduled for November 12, 2004.

Section 9 – Financial Statements and Exhibits

ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits

1	Underwriting Agreement dated as of November 9, 2004 between UBS Securities LLC, Pacer International, Inc. and Apollo Investment Fund IV, L.P., Coyote Acquisition LLC and Coyote Acquisition II LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACER INTERNATIONAL, INC. a Tennessee corporation

Dated: November 9, 2004

By:	/s/ Lawrence C. Yarberry
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER
1	Underwriting Agreement dated as of November 9, 2004 between UBS Securities LLC, Pacer International, Inc. and Apollo Investment Fund IV, L.P., Coyote Acquisition LLC and Coyote Acquisition II LLC.